Exhibit 3(ii)

By-Laws. (Incorporated by reference to Exhibit 3ii to the Company's Registration Statement No. 333-34243 on Form S-4 filed with the Securities and Exchange Commission on August 22, 1997 and as amended on September 9, 1997).








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